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                           Incentive Stock Option Plan

                                       of

                                 INTEGCOM CORP.

1. PURPOSE

         This Incentive Stock Option Plan (the "Plan") is intended as an incentive for and encouragement of stock ownership by certain officers and employees of IntegCom Corp. and its subsidiary corporations (collectively the "Corporation") so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in its employ. It is further intended that Options issued pursuant to this Plan shall constitute qualified incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The term "subsidiary corporation" shall be defined in the same manner as such term is defined in Section 424(f) of the Code and shall include subsidiary corporations which become such after the adoption of the Plan.

2. ADMINISTRATION

         The Plan shall be administered by a committee called the Compensation Committee (sometimes hereinafter the "Committee") appointed by the Board of Directors of the Corporation. The Compensation Committee shall consist of two or more members of the Corporation's Board of Directors. The Board of Directors may, from time to time, remove members from, or add members to, the Compensation Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Compensation Committee shall select one of its members as Chairperson, and shall hold meetings at such times and places as it may determine. Action by a majority of the Committee shall be the valid acts of the Committee.

         The Compensation Committee shall determine which of the eligible employees of the Corporation (determined under Article 3 hereof) shall be granted options, when such options shall be granted and the number of shares and terms with respect to each such option;

         The Compensation Committee may prescribe rules and regulations for administering the Plan, if the Compensation Committee shall determine it necessary or convenient to do so.

         The Compensation Committee shall decide any questions arising as to the interpretation or application of any provision under the Plan, any rule or regulation and any Option granted under the Plan. The Compensation Committee's decisions shall be final and conclusive.

         No member of the Compensation Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

3. ELIGIBILITY

         The persons eligible to receive Options are such officers and employees of the Corporation as the Compensation Committee shall select from time to time. An Optionee may hold more than one Option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive an Option for a larger number of shares than is awarded to him by the Compensation Committee.

4. STOCK

         The stock subject to the Options shall be shares of the Corporation's common stock authorized but unissued or reacquired, par value .01 per share, hereafter sometimes called Common Stock. The aggregate number of shares which may be issued under Options shall not exceed 500,000, subject to adjustment as provided in paragraph (G) of Article 5, below.

         In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

5. TERMS AND CONDITIONS OF OPTIONS

         Stock Options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Compensation Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (A) Number of Shares Each Option shall state the number of shares to which it pertains.

         (B) Option Price

             (1) Each Option shall state the Option price, which shall be not less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the Option; provided, however, that if the Option is granted to an Optionee who, at the time of the grant owns (as determined in accordance with Section 424(d) of the Code) stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation (or of a parent or a subsidiary corporation, as those terms are defined in Section 424 of the Code, such ownership to be determined by application of the applicable attribution rules under the Code) then the option price shall be not less than 110% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the Option.

             (2) During such time as such stock is not listed upon an established stock exchange or exchanges or NASDAQ System the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges or NASDAQ System, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges or system, the day the Option is granted or if no sale of the Corporation's Common Stock shall have been made on any stock exchange or such system on that day, then on the next preceding day on which there was a sale of such stock. If the stock is neither listed on an established stock exchange or the NASDAQ System nor traded over-the-counter, the Committee shall determine such fair market value under the general principles of valuing the stock of corporations whose shares are not publicly traded. Subject to the foregoing, the Board of Directors and the Committee in fixing the Option price shall have full authority and discretion and shall be fully protected in doing so.

         (C) Medium and Time of Payment

         The option price shall be payable in United States dollars upon the exercise of the option, and the exercise of any option and the delivery of the optioned shares shall be contingent upon receipt by the Corporation of the full purchase price paid in cash or by check; provided, however, the Compensation Committee, in its sole discretion, may accept other forms of payment, including, but not limited to, other stock of the Corporation then owned by the Optionee.

         (D) Term and Exercise of Options

             (1) Each Option shall specify the dates upon which such Options can be exercised, and shall designate the maximum number of shares granted by the Option that can be exercised on such dates. To the extent that the maximum number of shares permitted to be exercised on such date or dates are not so exercised, such shares may be so exercised at any subsequent date not later than ten (10) years after the Option was granted; provided, however, that no Option granted to an Optionee who, at the time of the grant, owns stock of the Corporation (as determined in accordance with Section 424(d) of the Code) possessing more than 10% of the total voting power of all classes of stock of the Corporation, shall be exercisable more than five (5) years after such Option was granted.

             (2) Except as otherwise specifically provided herein:

                 (a) No option granted hereunder shall be exercisable until the first anniversary of the grant thereof, when it shall become and remain exercisable for 33 _% of the shares covered thereby. Each such option shall become and remain exercisable for an additional 33 _% of the shares covered thereby on the second and third anniversaries of the grant thereof.

                 (b) An Optionee may exercise a portion of an option from the date that portion first becomes exercisable until the option expires or is otherwise terminated; and



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


                 (c) In the case of any fractional share resulting from any calculation under the Plan, the shares available for exercise shall be determined to the nearest lower number of whole shares

             (3) An Optionee's exercise of an option granted under the Plan as to one or more of the shares shall not be effective until the Corporation has received from the Optionee (a) written notice of the optionee's intent to do so in a form satisfactory to the Committee which specifies the number of shares to be purchased along with (b) the purchase price.

             (4) No Option shall be transferable by the Optionee other than by will or the applicable laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him and shall not be assignable or transferable by him, and no other person shall acquire any rights therein.

         (E) Termination of Employment.

         No option may be exercised after the termination of the employment of the Optionee by the Corporation except as hereinafter provided, specifically subject, however, to the provisions of paragraph (E) of this Article 5:

             (1) Retirement. Options granted under the Plan may be exercised within three (3) months after the Retirement (as hereinafter defined) of the Optionee and the options shall be exercisable for all of the shares covered thereby, notwithstanding the provisions of paragraph
         (D)(2) of this Article V. For purposes of the Plan, "Retirement" shall mean any termination of employment with the Corporation occurring after the completion of ten (10) years of service with the Corporation and the attainment of age sixty (60) by the Optionee.

             (2) Disability. Options granted under the Plan may be exercised within three (3) months after the termination of the employment of the Optionee by reason of the Disability (as hereinafter defined) of the Optionee and the option shall be exercisable for all of the shares covered thereby, notwithstanding the provisions of paragraph (D)(2) of this Article V. For purposes of this Plan, an Optionee shall be deemed to have incurred a "Disability" if a disinterested duly licensed medical doctor appointed by the Corporation determines that the Optionee is totally and permanently prevented, as a result of physical or mental infirmity, injury, or disease, either occupational or nonoccupational in cause, from holding the job or position with the Corporation or engaging in the employment activity, or a comparable job or employment activity with the Corporation, which the Optionee held or customarily engaged in prior to the occurrence of the disability (provided, however, that disability hereunder shall not include any disability incurred or resulting from the Optionee's having engaged in a criminal act or enterprise, or any disability consisting of or resulting from the Optionee's chronic alcoholism, addiction to narcotics or an intentionally self-inflicted injury).



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


             (3) Death.

                 (i) If an Optionee shall die while employed by the Corporation or within three (3) months after termination of employment with the Corporation by reason of Retirement or Disability, the options granted under this Plan to such deceased Optionee shall be exercisable within one (1) year after the date of the Optionee's death and the options shall be exercisable for all of the shares covered thereby, notwithstanding the provisions of paragraph (D)(2) of this Article V.

                 (ii) If an Optionee shall die within three (3) months after termination of employment with the Corporation for a reason other than Retirement or Disability, the options granted under this Plan to such deceased Optionee shall be exercisable within one (1) year after the date of the Optionee's death, but the options may not be exercised for more than the number of Shares, if any, as to which the options were exercisable by the Optionee immediately prior to his death.

         The legal representative, if any, of the deceased Optionee's estate, otherwise the appropriate legatees or distributees of the deceased Optionee's estate, may exercise the option on behalf of such deceased Optionee.

             (4) Involuntary Termination of Employment. Options granted under the Plan may be exercised within thirty (30) days after the Involuntary Termination of Employment (as hereinafter defined) of the Optionee with the Corporation and the options shall be exercisable for all of the shares covered thereby, notwithstanding the provisions of paragraph
         (D)(2) of this Article V. For purposes of the Plan, "Involuntary Termination of Employment" shall mean any termination of an Optionee's employment with the Corporation by reason of the discharge, firing or other involuntary termination of employment by action of the Corporation, other than an involuntary termination for cause as described in subparagraph (6) of this paragraph (E).

             (5) Voluntary Termination of Employment. Options granted under the Plan shall terminate upon the Voluntary Termination of Employment (as hereinafter defined) of the Optionee with the Corporation. For purposes of the Plan "Voluntary Termination of Employment" shall mean any voluntary termination of employment with the Corporation by reason of the Optionee's quitting or otherwise voluntarily leaving the Corporation's employ other than a voluntary termination of employment by reason of Retirement or a voluntary termination of employment constituting a termination for cause as described in subparagraph (6) of this paragraph (E).

             (6) Termination for Cause. Anything contained herein to the contrary notwithstanding, if the termination of an Optionee's employment with the Corporation is as a result of or caused by:

             (a) the Optionee's theft or embezzlement from the Corporation,

             (b) the Optionee's violation of a material term or condition of his employment,

             (c) the Optionee's unauthorized disclosure of confidential information of the Corporation,

             (d) the Optionee's conviction for a crime of moral turpitude,

             (e) the Optionee's unauthorized compiling or amassing of trade secrets or other intellectual property owned by the Corporation,

             (f) the Optionee's commission of any act in competition with the Corporation,

             (g) The Optionee's violation of any employment rule or practice adopted by the Corporation prohibiting the illegal use of drugs, within the sense of 42 USC ss.12111(6), and/or prohibiting the use of alcohol on any property or in any vehicle owned, leased or otherwise used or occupied by the Corporation,

             (h) The Optionee's violation of any employment rule or practice adopted by the Corporation that employees shall not be under the influence of alcohol and/or shall not be engaging in the illegal use of drugs, within the sense of 42 USC ss.12111(6), on any property or in any vehicle owned, lease or otherwise used or occupied by the Corporation,

             (i) The Optionee's repeated unauthorized absence from his place of work, or

             (j) the Optionee's engaging in or his commission of any other act or activity or conduct which in the opinion of the Committee is adverse to the best interests of the Corporation, then any options, whether or not exercised, and any and all rights granted to such Optionee under the Plan shall become null and void effective as of the date of the occurrence of the event which results in the Optionee ceasing to be an employee of the Corporation, and any purported exercise of any option hereunder by or on behalf of said Optionee on or after such date shall be of no effect.

         (F) Redemption

         Notwithstanding any provision of the Plan or the terms of any option issued under the Plan, the Board of Directors retain the right, exercisable at its sole discretion, to cause the Corporation to redeem any accrued but unexercised Options of any Optionee whose employment with the Corporation has been terminated, or if the Optionee is the personal representative or beneficiary of a deceased former employee of the Corporation, by paying to such Optionee an amount equal to the difference between the Option price and the then fair market value of the stock, as determined in accordance with Article 5(B) of the Plan. The Board of Directors may exercise such right at any time prior to the issuance of the optioned shares, and regardless of whether the Optionee has given or the Corporation has received any notice of the Optionee's intent to exercise any options.

         (G) Adjustment of Shares

         Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding Option, and the price for each such share, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

         Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding Option to terminate; provided, however, that each Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving Corporation, to exercise his option in whole or in part without regard to the limitations contained in the Option.

         In the event of a change in the common Stock of the Corporation as presently constituted which is limited to a change of all its authorized shares into the same number of shares with the stated par value the share resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         Except as hereinbefore expressly provided in this paragraph (G) of
Article 5, the Optionee shall have no rights by reason of the subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number or price of shares of Common Stock subject to the Option.

         The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         (H) Maximum Value of Stock with Respect to Which Options Are Exercisable for First Time in Any Calendar Year

             (1) If the aggregate fair market value of the shares of stock (determined as of the time of grant of such option(s)) with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Corporation and its parent and subsidiary corporations, if any) exceeds $100,000 then only the first $100,000 of such shares so purchased shall be treated as exercised under this Plan, and any excess over $100,000 so purchased shall be treated as options which are not incentive stock options; provided, however, that this rule shall be applied by taking options into account in the order or sequence in which they were granted.

             (2) For purposes of computing the annual limitation, the fair market value of Common Stock of the Corporation granted under this Plan shall be aggregated with the fair market value of any other stock of the Corporation granted to such optionee under this Plan or any other plan or plans maintained by the Corporation.

         (I) Rights as a Stockholder

         An Optionee shall have no rights as a stockholder with respect to any shares covered by his Option until the date of issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5(G) hereof.

         (J) Modification, Extension and Renewal of Options

         Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefore (to the extent not theretofore exercised). However, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the plan.

         (K) Investment Purposes

         Each Option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the Common Stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Each Optionee shall give to the Company an investment letter, in a form prescribed by the Board of Directors, as a condition precedent to the issuance of certificates representing shares exercised by such Optionee.

         (L) Other Provisions

         The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Compensation Committee and the Board of Directors of the Corporation shall deem advisable. Any such Option agreement shall contain such limitations and restrictions upon the exercise of the Option, and the amount of such Option, as shall be necessary in order that such Option will be an "incentive stock Option" as defined in Section 422 of the Code or to conform to any change in the law.

6. TERM OF PLAN

         Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted, or the date the Plan is approved by the Stockholders, whichever is earlier.

7. INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit, or proceeding a Committee member shall in writing offer the Corporation the opportunity at its own expense, to handle and defend the same.

8. AMENDMENT OF THE PLAN

         The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any share at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted, remove the administration of the Plan from the Compensation Committee, or render any member of the Compensation Committee eligible to receive an Option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any way that will cause Options issued under it to fail to meet the requirements of incentive stock Options as defined in Section 422 of the Code.

9. APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of Common Stock issued pursuant to Options will be used for general corporate purposes.

10. GRANTING OF OPTIONS.

         The granting of any option pursuant to this Plan shall be entirely in the discretion of the Compensation Committee and nothing herein contained shall be construed to give any employee any right to participate under this Plan or to receive any option under it. The granting of an option shall impose no duty upon the Optionee to exercise such option.

         Neither the adoption and maintenance of the Plan nor the granting of an option pursuant to this Plan shall be deemed to constitute a contract of employment between the Corporation and any employee or to be a condition of the employment of any person. Nothing herein contained shall be deemed to (a) give to any employee the right to be retained in the employ of the Corporation; (b) interfere with the right of the Corporation to discharge or retire any employee at any time; (c) give to the Corporation the right to require an employee to remain in its employ; or (d) interfere with the employee's right to terminate his employment at any time.

11. INTERPRETATION.

         The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under Section 422 of the Code. If any provision of the Plan conflicts with any such regulation or ruling, that provision of the Plan shall he void and of no effect. As used in this Plan, each person of either gender when appropriate, shall be interpreted as a reference to either gender. He singular shall be construed as including the plural and the plural the singular as the sense requires.

12. EFFECTIVE DATE: APPROVAL OF STOCKHOLDERS

         The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Corporation, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board of Directors.

Adopted this _______ day of
December 1999, by the Board
of Directors and Shareholders



                                           INTEGCOM CORP.

                                    by: ________________________
                                           President

                                 INTEGCOM CORP.

                                 --------------

                        Incentive Stock Option Agreement

         Agreement made this __ day of. ______, 1999 between IntegCom Corp., a Delaware Corporation (the "Company" or "ITC"), ________________, an employee of the Company residing at _______________(the "Employee").

         NOW THEREFORE in consideration of the premises, it is agreed by and between the parties hereto as follows:

1. Grant of Option

         The Company hereby grants the Employee the right, privilege and Option to purchase up to _____ of its shares of Common Stock, par value $__ per share, at an exercise price of $___ per share in the manner and subject to the terms and conditions provided herein and in the Company's Incentive Stock Option Plan (the "Plan") dated December 30, 1999. Any conflict between the terms and conditions of the Plan and those of this Agreement shall be resolved in accordance with the Plan.

2. Times of Exercise

         The Option covered by this Agreement may be exercised by the Employee at any time from the date hereof until ________ __, ____ in whole or in part or until its expiration or termination as provided herein or in the Plan, provided further that:

         (A) If Employee, on the date hereof owns stock of the Corporation possessing more than 10% of the total voting power of all classes of stock of the Corporation, the Option covered by this Agreement may be exercised by the Employee from the date hereof until not more than five (5) years after the date hereof. For purposes of this Section 2, stock ownership and voting power shall be determined as provided in the Plan.

         (B) The option granted vests and may be only exercisable at the rate of 33 1/3% of the shares covered hereby per year at each anniversary date.

3. Method of Exercise

         The Option shall be exercised by delivering a written notice of an intent to exercise to a member of the Compensation Committee at the Company's principal offices, accompanied by the purchase price, in United States Dollars, for the number of shares of Common Stock of the Company specified to be purchased. Unless otherwise authorized in writing on behalf of the Compensation Committee, the purchase price will be paid by bank check, money order or the

Employee's personal check. The written notice of intent to exercise shall indicate the number of shares to be purchased and the total exercise price applicable thereto. The Company shall, within 30 days of receiving such notice and the purchase price, whichever is later, deliver a stock certificate(s) in the appropriate number of shares. The date of delivery of such stock certificate(s) may be extended by mutual agreement of the Company and the Employee or due to any law or regulation which may require the Company to take action with respect to the shares covered by such notice prior to issuance thereof.

4. Termination of Option

         Except as otherwise stated herein or the Plan, the Option, to the extent that it has not been exercised, shall terminate upon the occurrence of any of the following events:

         (A) Upon the Employee's termination of employment which is a voluntary termination of employment, other than upon retirement;

         (B) Within thirty (30) days after the Employee's termination of employment which is an involuntary termination of employment;

         (C) Within three (3) months after either the Employee's retirement or his termination by reason of a disability;

         (C) Within one year after the Employee's death -- and in such case, only by his or her executor, administrator or personal representative -- but only to the extent that such Option was exercisable as of the date of death of such employee; or

         (D) Upon the occurrence of any event described in subparagraphs
(D)(6)(a) through (i) of Article 5.

         (E) _________, 200_ (representing the expiration of five years from the grant of this Option).

         For these purposes, the terms "voluntary termination of employment", "retirement" "involuntary termination of employment" and "retirement" and "disability" have the same meanings they do in the Plan.

         Notwithstanding any other provision of this option, the Board of Directors has retained the right, exercisable at its sole discretion, to cause the Corporation to redeem any accrued but unexercised Options of any Optionee whose employment with the Corporation has been terminated or of an Optionee who is the personal representative or beneficiary of a deceased former employee of the Corporation, by paying to such Optionee an amount equal to the difference between the Option price and the then fair market value of the stock, as determined in accordance with Article 5(B) of the Plan.

         The Compensation Committee will interpret the Plan and events to determine which, if any, paragraphs of this Section 4 shall apply, and if and when an event described in subparagraphs (E)(6)(a) through (j) of Article 5 has occurred.

5. Reclassification. Consolidation or Merger

         This Option is subject to certain anti-dilution provisions set forth in the Plan concerning, among other things, increases or decreases in the number of shares outstanding, merger, consolidation, changes in common stock as presently constituted.

6. Rights Prior to Exercise of Option

         This Option is non-assignable and non-transferable by the Employee, except in the event of his or her death as specified in the Plan. During the Employee's lifetime it is exercisable only by him or her. The Employee shall have no rights as a stockholder of the Company merely because he or she has been granted this Option. Such rights only accrue upon exercise of the Option, in whole or In part, payment of the appropriate exercise price, and issuance and delivery of the underlying shares as provided in this Agreement.

7. Restrictions on Dispositions

         All shares acquired by the Employee shall be deemed restricted securities as that term is defined under the Securities Act of 1933, as amended (the " Act"), and may not be sold or transferred unless certain conditions are met. It is understood that the shares so acquired hereunder are to be purchased for investment only and not with a view to, or for, sale in connection with any public offering or distribution. The stock certificates representing such shares shall contain a legend delineating all the restrictions to which such shares are subject.

8. Plan and Its Amendment

         This Option has been granted pursuant to the Plan which was adopted by the Company's Board of Directors and its shareholders. The option is subject to all terms and conditions of the Plan including but not limited to those concerning amendment and the term of the Plan.

9. Binding Effect

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and assigns. The laws of the State of New Jersey shall govern the interpretation and enforceability of this Agreement.




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


IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                 INTEGCOM CORP.

                                 BY:_____________________
                                         President

AGREED AND ACCEPTED
as of the date first written above
BY:



----------------------------
Employee

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